NON-NEGOTIABLE SECURED PROMISSORY NOTE

                                                           $500,000 May 18, 2004

     FOR VALUE RECEIVED, the undersigned, Millenium Merchant Services, Inc. and Kent Stiritz, jointly and severally, (collectively, "Borrower") hereby promises to pay to Pipeline Data Inc. (the "Lender"), the principal sum (the "Original Principal Amount") of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest at the rate equal to six percent (6%) per annum (the "Interest Rate"). This Note is issued pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of the date hereof between Lender and Borrower (the "Asset Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

1. Payments; Maturity Date. The principal and accrued but unpaid interest on this Note shall be payable in full on or before July 7, 2007. The principal and accrued but unpaid interest may be paid at anytime without penalty in cash or with Residual Rights from Merchant Accounts valued pursuant to the subsequent purchase allocation formula contained in Section 2.1.3 of the Asset Purchase Agreement. Residual Rights from Merchant Agreement used to repay this Note shall be subject to the provisions of Section 3.1 and 3.2 of the Asset Purchase Agreement.

2. Prepayment. Borrower shall have the right to prepay all or any portion of the principal sum hereof at any time without penalty.

3. Security. This Note is secured by 1,000,000 Shares, subject to calls for additional Shares in the event that the average closing bid price per Share in any 30 day period decreases below $.50 per share, pursuant to that certain Security Agreement - Stock Pledge, of even date herewith among the Borrower and Lender.

4. Events of Default; Acceleration on Default; Waivers. If Borrower breaches any term or condition of this Note, including, but not limited to, Borrower's failure to pay when due, Lender may, if such failure to pay is not cured in full within ten (10) calendar days after notice thereof, declare the entire balance hereof immediately due and payable, without presentment, demand, protest or notice of protest of any kind, all of which are hereby expressly waived.

5. BORROWER HEREBY WAIVES THE APPLICATION OF ANY AND ALL OF ITS RIGHTS AND POWERS UNDER ALL STATUTES OF LIMITATION AND SIMILAR STATUTES AND LAWS AS TO THIS NOTE. DEMAND, PRESENTMENT FOR PAYMENT AND PROTEST HEREBY ARE WAIVED BY BORROWER AND EVERY ENDORSER AND/OR GUARANTOR HEREOF.

6. Notice. All notices and other communications under this Note shall be in writing and shall be given in accordance with the notice provisions contained in Section 10.2 of the Asset Purchase Agreement.

7. Waivers; Continued Liability. It is agreed that the granting to Borrower or any other party of an extension or extensions of time for the payment of any sum or sums due under this Note or the exercising or failure to exercise of any right or power under this Note, shall not in any way release or affect the liability of Borrower evidenced by this Note.

8. Amendments and Modifications. This Note may not be amended or modified, nor shall any revision hereof be effective, except by an instrument in writing expressing such intention executed by Lender and directed to Borrower.

9. Choice of Law; Dispute Resolution. This Note is made and entered into under the laws of the State of Delaware, and the laws of that State (without giving effects to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

10. Binding Effect. Wherever the term "Borrower" is used in this Note, the term shall include (unless otherwise expressly indicated) all of Borrower's successors, and assigns, as the case may be. This Note shall be binding upon Borrower and shall inure to the benefit of Lender and its successors and assigns.

11. Severability. Any provision of this Note which is unenforceable or contrary to applicable law, the inclusion of which would affect the validity, legality or enforcement of this Note, shall be of no effect, to the extent of such prohibition or invalidity, and in such case all the remaining terms and provisions of this Note shall be fully effective, the same as though no such invalid provision had ever been included in this Note.

12.  Unconditional Obligation; Waivers Notices:

     (a) No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

     (b)  The  headings  of  the  various   paragraphs  of  this  Note  are  for
          convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the day and year first above written.


                                        MILLENIUM MERCHANT SERVICES, INC.


                                        BY: /s/Kent Stiritz
                                            Kent Stiritz